SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         First Federal Bankshares, Inc.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

|_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:


            --------------------------------------------------------------------

      2)    Aggregate number of securities to which transaction applies:


            --------------------------------------------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


            --------------------------------------------------------------------

      4)    Proposed maximum aggregate value of transaction:


            --------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

2)    Form, Schedule or Registration Statement No.:

3)    Filing Party:

4)    Date Filed: September ___, 2003

September 24, 2003

Dear Fellow Stockholder:

      On behalf of the Board of Directors and management of First Federal Bankshares, Inc. (the "Company"), I cordially invite you to attend the 2003 Annual Meeting of Stockholders. The meeting will be held at 9:00 a.m., Iowa time on October 30, 2003 at the Sioux City Convention Center, 801 4th Street, Sioux City, Iowa.

      The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the meeting we will also report on the Company's fiscal 2003 financial and operating performance.

      An important aspect of the meeting process is the stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. Stockholders are being asked to consider and vote upon the proposals to (i) elect three directors of the Company, (ii) to ratify the appointment of independent auditors of the Company for the fiscal year ending June 30, 2004, (iii) to amend the Company's 1999 Stock Option Plan and (iv) to amend the Company's 1999 Recognition and Retention Plan. The Board has carefully considered these proposals and believes that their approval is in the best interests of the Company and its stockholders. Accordingly, your Board of Directors unanimously recommends that you vote for each of these proposals.

      I encourage you to attend the meeting in person. Whether or not you attend the meeting, I hope that you will read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. Returning a properly executed and dated proxy card will save the Company additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy.

      Thank you for your attention to this important matter.

                                           Sincerely,


                                           Barry Backhaus
                                           President and Chief Executive Officer

                         FIRST FEDERAL BANKSHARES, INC.
                                329 Pierce Street
                             Sioux City, Iowa 51101
                                 (712) 277-0200

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 30, 2003

      Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of First Federal Bankshares, Inc. will be held at the Sioux City Convention Center, 801 4th Street, Sioux City, Iowa at 9:00 a.m., Iowa time, on October 30, 2003.

      A Proxy Card and a Proxy Statement for the Meeting are enclosed.

      The Meeting is for the purpose of considering and acting upon:

      1.    The election of three directors of the Company;

      2. The ratification of the appointment of McGladrey & Pullen, LLP as the auditors of the Company for the fiscal year ending June 30, 2004;

      3. The amendment of the Company's 1999 Stock Option Plan to revise the provisions relating to the vesting of options pursuant to such plan;

      4. The amendment of the Company's 1999 Recognition and Retention Plan to revise the provisions relating to the vesting of awards pursuant to such plan;

and such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

      Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on September 5, 2003 (the "Record Date") are the stockholders entitled to vote at the Meeting and any adjournments thereof. A list of stockholders entitled to vote at the Meeting will be available at 329 Pierce Street, Sioux City, Iowa for a period of ten days prior to the Meeting and will also be available for inspection at the Meeting.

      You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              Suzette F. Hoevet
                                              Secretary

Sioux City, Iowa
September 24, 2003

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                         First Federal Bankshares, Inc.
                                329 Pierce Street
                             Sioux City, Iowa 51101
                                 (712) 277-0200

                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held October 30, 2003

      This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of First Federal Bankshares, Inc. (the "Company"), the parent company of First Federal Bank (the "Bank" or "First Federal"), of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Sioux City Convention Center, 801 4th Street, Sioux City, Iowa on October 30, 2003, at 9:00 a.m., Iowa time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about September 24, 2003.

      At the Meeting, stockholders of the Company are being asked to consider and vote upon the proposals to elect three directors of the Company, to ratify the appointment of McGladrey & Pullen, LLP as auditors of the Company for the fiscal year ending June 30, 2004, to amend the Company's 1999 Stock Option Plan to revise the provisions relating to the vesting of options pursuant to such plan and to amend the Company's 1999 Recognition and Retention Plan to revise the provisions relating to the vesting of awards pursuant to such plan.

Vote Required and Proxy Information

      All shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment.

      The holders of a majority of all of the shares of the Company's Common Stock entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for all purposes. Abstentions and broker non-votes are counted for purposes of determining a quorum. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board, or to WITHHOLD AUTHORITY to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

      As to the ratification of the appointment of McGladrey & Pullen, LLP as independent auditors of the Company, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on the item. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, the ratification of this matter shall be determined by a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.

      As to the amendment of the Company's 1999 Stock Option Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on the item.

Under Delaware law and the Company's Certificate of Incorporation and Bylaws, the approval of this matter shall be determined by a majority of the votes cast FOR or AGAINST, without regard to broker non-votes or proxies marked ABSTAIN.

      As to the amendment of the Company's 1999 Recognition and Retention Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the item; (ii) vote AGAINST the item; or (iii) ABSTAIN from voting on the item. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, the approval of this matter shall be determined by a majority of the votes cast FOR or AGAINST, without regard to broker non-votes or proxies marked ABSTAIN.

      Proxies solicited hereby will be returned to the Company and will be tabulated by Inspectors of Election designated by the Board of Directors.

      A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Suzette F. Hoevet, Secretary, First Federal Bankshares, Inc., 329 Pierce Street, Sioux City, Iowa 51101.

      In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary or desirable to implement the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

Voting Securities and Certain Holders Thereof

      Stockholders of record as of the close of business on September 5, 2003 will be entitled to one vote for each share of Common Stock then held. As of that date, the Company had 3,767,691 shares of Common Stock issued and outstanding. The following table sets forth information as of September 5, 2003 regarding share ownership of those persons or entities known by management to own beneficially more than five percent of the issued and outstanding Common Stock and of all directors and executive officers of the Company as a group. This information is based solely upon information supplied to the Company and the filings required pursuant to the Securities Exchange Act of 1934.

                                                                                     Shares
                                                                                  Beneficially            Percent
                   Beneficial Owner                                                  Owned               of Class
-----------------------------------------------                                   ------------           --------
First Federal Employee Stock Ownership Plan (1)                                     279,852                7.43%
329 Pierce Street
Sioux City, Iowa 51101

Tontine Financial Partners, L.P.                                                    387,900               10.30%
Tontine Management, L.L.C.
Jeffrey L. Gendell
55 Railroad Avenue, 3rd Floor
Greenwich, Connecticut  06830

Directors and executive officers of the Company as a group (9 persons)              327,107(2)             8.68%

                                                   (footnotes on following page)

----------
(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 154,164 shares of which have been allocated to accounts of participants. First Bankers Trust Company, N.A. of Quincy, Illinois, the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP that have not been allocated to accounts of participants. Participants in the ESOP are entitled to instruct the trustee as to the voting of shares allocated to their accounts under the ESOP. Unallocated shares held in the ESOP's suspense account are voted by the trustee in the same proportion as allocated shares voted by participants.

(2) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares held in a fiduciary capacity or by certain family members, with respect to which shares the holder may be deemed to have sole or shared voting and/or investment power. The amount above excludes options that have not vested and do not vest within 60 days of September 5, 2003.

                       PROPOSAL I - ELECTION OF DIRECTORS

      The Company's Board of Directors is presently composed of eight members, each of whom is also a director of the Bank. The directors are divided into three classes. Directors of the Company are generally elected to serve for three-year terms which are staggered to provide for the election of approximately one-third of the directors each year. Three directors will be elected at the Meeting to serve for three-year terms and until their respective successors shall have been elected and shall qualify.

      The following table sets forth certain information regarding the Company's Board of Directors, including their terms of office and nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the Meeting for the election of the nominees identified in the following table. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

                                                                                Current       Shares of Common
                        Age at                                                    Term       Stock Beneficially     Percent
                       June 30,                                    Director        to             Owned at             of
      Name(1)            2003      Position(s) Held                Since(2)      Expire     September 5, 2003(3)     Class
----------------------------------------------------------------------------------------------------------------------------
                                                     NOMINEES FOR TERMS TO EXPIRE IN 2006

Jon G. Cleghorn           61       Executive Vice President,          1997         2003          72,154(8)            1.92%
                                   Chief Operating Officer and
                                   Director
Steven L. Opsal           49       Executive Vice President           1998         2003          63,354(9)            1.68%
                                   and Director
David Van Engelenhoven    60       Director                           1993         2003          10,302(4)              *

                                                        DIRECTORS CONTINUING IN OFFICE

Barry E. Backhaus         58       President, Chief Executive         1987         2004         123,927(6)            3.29%
                                   Officer and Chairman of the
                                   Board
David S. Clay             45       Director                           1998         2004          16,614(7)              *
Arlene T. Curry, J.D.     45       Director                           2002         2005           3,000(4)              *
Gary L. Evans             64       Director                           1989         2005          24,756(5)              *
Allen J. Johnson          64       Director                           1993         2005          11,000(4)              *

----------
*     Less than 1%.

(1) The mailing address for each person listed is 329 Pierce Street, Sioux City, Iowa 51101.

(2) In certain cases, reflects initial appointment to the Board of Directors of the Bank or its mutual predecessor, First Federal Savings and Loan Association of Sioux City, as the case may be.

                                         (footnotes continued on following page)

(3) Includes all shares of Common Stock held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the directors effectively exercise sole or shared voting and/or investment power. Includes shares granted under the 1999 Recognition and Retention Plan (a restricted stock plan, described below), which are subject to future vesting but as to which voting may currently be directed.

(4) Includes 1,000 shares subject to options under the 1999 Stock Option Plan that have vested or that vest within 60 days of the Record Date.

(5) Includes 2,000 shares subject to options under the 1999 Stock Option Plan that have vested or that vest within 60 days of the Record Date.

(6) Includes 32,000 shares subject to options under the 1999 Stock Option Plan that have vested or that vest within 60 days of the Record Date.

(7) Includes 823 and 4,000 shares subject to options under the 1992 Directors' Plan and the 1999 Stock Option Plan, respectively, that have vested or that vest within 60 days of the Record Date.

(8) Includes 20,000 shares subject to options under the 1999 Stock Option Plan that have vested or that vest within 60 days of the Record Date.

(9) Includes 6,588 and 20,000 shares subject to options under the 1992 and 1999 Stock Option Plans, respectively, that have vested or that vest within 60 days of the Record Date.

      The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

Board of Directors

      Barry E. Backhaus has been President and Chief Executive Officer of the Bank since 1990 and Chairman of the Board since 1997; he has been affiliated with the Bank since 1969. Mr. Backhaus has been President, Chief Executive Officer and Chairman of the Board of the Company since its formation in 1998.

      David S. Clay is Vice President and Treasurer of Grinnell College, Grinnell, Iowa.

      Jon G. Cleghorn has been Executive Vice President of the Bank since 1990 and has been affiliated with the Bank in various capacities since 1974. Mr. Cleghorn has been Executive Vice President and Chief Operating Officer of the Company since its formation in 1998.

      Arlene T. Curry, JD, serves as Executive Director of The Kind World Foundation, Dakota Dunes, South Dakota, and Senior Counsel for Waitt Media, Inc., a TV and radio broadcasting network. From 1995 to 1999, Ms. Curry served as Vice President of Government Relations for the Siouxland Chamber of Commerce.

      Gary L. Evans is the retired President and Chief Executive Officer of Sioux Honey Association.

      Allen J. Johnson is the retired President and Chief Executive Officer of Great West Casualty Company, a property and casualty company located in South Sioux City, Nebraska.

      Steven L. Opsal is Executive Vice President of the Bank. Mr. Opsal was previously the President and Chief Executive Officer of Grinnell Federal Savings Bank and GFS Bancorp, Inc. prior to their merger into the Bank. Mr. Opsal has been Executive Vice President of the Company since its formation in 1998.

      David Van Engelenhoven is the President of Van Engelenhoven Agency, Inc., an insurance agency located in Orange City, Iowa.

Meetings and Committees of the Board of Directors

      The business of the Company's Board of Directors is conducted through meetings and activities of the Board and its committees. During the fiscal year ended June 30, 2003, the Board of Directors held eight regular meetings. During the fiscal year ended June 30, 2003, no directors attended fewer than 75 percent of the total meetings of the Board of Directors and committees on which such director served.

      The Board of Directors of the Company maintains an Audit Committee and a Compensation and Benefits Committee.

      The Compensation and Benefits Committee consists of Directors David S. Clay, Gary L. Evans, Arlene T. Curry and David Van Engelenhoven. The Committee meets to review the performance of officers and employees and determines compensation and benefits programs and adjustments. The Committee met five times in fiscal 2003.

      The Audit Committee of the Company consists of Directors David S. Clay, Allen J. Johnson and David Van Engelenhoven. The Audit Committee met four times in fiscal 2003. The Audit Committee of the Board of Directors of the Company serves as the representative of the Board for general oversight of the Company's financial accounting and reporting process, systems of internal controls regarding finance, accounting and legal compliance and monitoring the independence and performance of the Company's independent auditors and internal auditing department. The Company's management has primary responsibility for preparing the Company's financial statements and the Company's financial reporting process. The Company's independent accountants, KPMG LLP, are responsible for expressing an opinion on the conformity of the Company's financial statements prepared in accordance with accounting principles generally accepted in the United States of America. The Board of Directors adopted a written Charter for the Audit Committee in May 2000, which was revised in September 2001.

Audit Committee Report

      As part of its responsibilities, the Audit Committee hereby reports the following:

      1. The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

      2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU 380).

      3. The Audit Committee has received the written disclosures and the letter from independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants the independent accountants' independence.

      4. Based on review and discussions referred to in paragraph 1 through 3 above, the Audit Committee recommended to the Board of Directors of the Company, and the Board has approved, that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended June 30, 2003, for filing with the Securities and Exchange Commission. In addition, the Audit Committee recommended that the Board of Directors appoint McGladrey & Pullen, LLP as the Company's independent auditors for the fiscal year ending June 30, 2004, subject to the ratification of this appointment by the stockholders.

      Each of the members of the Audit Committee is independent as defined under the listing standards of the National Association of Securities Dealers, Inc.

      This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference. This report shall not otherwise be deemed filed under such Acts.

      The undersigned members of the Audit Committee have submitted this report.

      David S. Clay, Chairman
      Allen J. Johnson
      David Van Engelenhoven

Ownership Reports by Officers and Directors

      The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 (the "Exchange Act"). The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") disclosing changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Company's proxy statement of the failure of an officer, director or 10% beneficial owner of the Company's Common Stock to file a Form 3, 4 or 5 on a timely basis. Based on the

Company's review of such ownership reports, no officer or director of the Company failed to file such ownership reports on a timely basis for the fiscal year ended June 30, 2003.

Directors' Compensation

      Each non-employee member of the Board of Directors of First Federal received fees of $750 for each meeting attended in fiscal 2003. Each non-employee member of Board committees was paid $250 for each committee meeting attended during fiscal 2003. During the fiscal year ended June 30, 2003, First Federal paid a total of $50,250 in directors' and committee fees, which amounts included fees deferred at the election of directors pursuant to the Deferred Compensation Plan for Directors. See "Benefits--Deferred Compensation Plan for Directors."

      In addition to the foregoing fees, First Federal pays annual retainer fees of $6,000 for each non-employee director. Such retainer fees are paid on a quarterly basis.

      No separate compensation was paid to directors for service on the Board of Directors or Board Committees of the Company.

Benefits

      Pension Plan. First Federal enrolls all regular full-time employees who have attained the age of 21 and completed one year of service of 1000 hours or more with First Federal, in a defined benefit non-contributory pension plan. The pension plan provides for monthly payments to or on behalf of each covered employee upon the employee's retirement. These payments are calculated in accordance with a formula based on the employee's "average annual compensation," which is defined as the highest average of eligible compensation for five consecutive calendar years of employment.

      The formula for determining normal retirement allowance is: 1.5%* X years of benefit service X high 5 average salary = regular annual allowance.

      Under the plan, the Bank makes an annual contribution for the benefit of eligible employees computed on an actuarial basis. The plan was in a fully funded status for a significant number of years, but contributions have been required in fiscal year 2003 and are anticipated to continue in fiscal year 2004. Employee benefits under the plan vest as designated in the schedule below:

              Completed Years                                     Vested
               of Employment                                   Percentages
              ---------------                                  -----------

              Fewer than 5 ...............................           0%
              5 or more...................................         100%

----------
*2% on all accrued benefits through September 1, 1996.

      The following table illustrates regular annual allowance amounts at age 65 under the regular retirement benefit plan provisions available at various levels of compensation and years of benefit service (figured on the formula shown above):

                                                     Years of Benefit Service
                               -----------------------------------------------------------------------
        Average Salary           10              15              20              25               30
        ----------------------------------------------------------------------------------------------
        $  20,000              $ 3,000         $ 4,500         $ 6,000         $ 7,500         $ 9,000
        $  30,000              $ 4,500         $ 6,750         $ 9,000         $11,250         $13,500
        $  50,000              $ 7,500         $11,250         $15,000         $18,750         $22,500
        $  75,000              $11,250         $16,875         $22,500         $28,125         $33,750
        $ 100,000              $15,000         $22,500         $30,000         $37,500         $45,000
        $ 150,000              $22,500         $33,750         $45,000         $56,250         $67,500

      As of June 30, 2003, Mr. Backhaus had 32 years of benefit service, Mr. Cleghorn had 27 years of benefit service, and Mr. Opsal had 27 years of benefit service under the pension plan.

      Employee Stock Ownership Plan and Trust. The Bank has established the Employee Stock Ownership Plan (the "ESOP") for eligible employees. The ESOP is a tax-qualified plan subject to the requirements of the Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code of 1986, as amended (the "Code"). Employees with a 12 month period of employment with the Bank during which they worked at least 1,000 hours and who have attained age 21 are eligible to participate. Shares purchased by the ESOP are held in a suspense account for allocation among participants.

      Contributions to the ESOP and shares released from the suspense account are allocated among participants on the basis of compensation in the year of allocation, up to an annual adjusted maximum level of compensation. Benefits generally become 100% vested after five years of credited service. Participants were credited for years of service with the Bank prior to the effective date of the ESOP. Forfeitures are reallocated among remaining participating employees in the same proportion as contributions. Benefits may be payable upon death, retirement, early retirement, disability, or separation from service.

      The Compensation and Benefits Committee of the Board of Directors administers the ESOP. The committee may instruct the trustee of the ESOP regarding investment of funds contributed to the ESOP. The ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares and shares held in the suspense account will be voted in a manner calculated to most accurately reflect the instructions the ESOP trustee has received from participants regarding allocated stock, subject to and in accordance with the fiduciary duties under ERISA owed by the trustee to the ESOP participants.

      Stock Option Plans. In 1992, the Board of Directors of the Bank adopted the First Federal Savings Bank of Siouxland 1992 Incentive Stock Option Plan (the "1992 Stock Option Plan") and the 1992 Stock Option Plan for Outside Directors (the "Directors' Plan"). In connection with the formation of the Company, options under such plans to purchase common stock of the Bank were converted into options to purchase the Company's Common Stock. All officers and key employees of the Company, the Bank and its subsidiaries are eligible to participate in the 1992 Stock Option Plan. Only non-employee directors are eligible to participate in the Directors' Plan. In 1999, the Board of Directors of the Company adopted the 1999 Stock Option Plan (the "1999 Stock Option Plan"), which was approved by Company stockholders in October 1999. Officers, employees and non-employee directors of the Company, the Bank and its subsidiaries are all eligible to participate in the 1999 Stock Option Plan.

      Pursuant to the 1992 Stock Option Plan, the Directors' Plan and the 1999 Stock Option Plan, stock options for 164,353, 41,088 and 263,500 shares, respectively, were eligible for issuance to plan participants. Pursuant to these option plans, grants may be made of (i) options to purchase Common Stock intended to qualify as incentive stock options under Section 422 of the Code,
(ii) options that do not so qualify ("non-qualified options"), and (iii) reload options, dividend equivalent rights and "Limited Rights" (described below) that are exercisable only upon a change in control of the Company. Incentive stock options may only be granted to employees of the

Company, the Bank or an affiliate of the Company or the Bank. Non-employee directors may be granted non-qualified stock options.

      The grant of awards under the 1992 Stock Option Plan was determined by a committee of the Board of Directors consisting of the four non-employee directors serving on the Compensation and Benefits Committee. The grant of awards under the 1999 Stock Option Plan is determined by a committee of the Board of Directors consisting of (i) at least two non-employee directors of the Company or (ii) the entire Board of the Company. With respect to the Directors' Plan, all options were granted at the time of the implementation of the plan. Each then director was granted non-qualified options to purchase 3,903 shares and the Chairman of the Board received options for an additional 3,903 shares of common stock.

      In granting options to plan participants, the Compensation and Benefits Committee considers, among other things, position and years of service, and the value of the individual's services to the Company and the Bank. Options are exercisable on a cumulative basis in equal installments at a rate prescribed by the Committee; provided, however, that all options are 100% exercisable in the event the optionee terminates his employment due to death or disability. In addition, options under the 1992 Stock Option Plan also are 100% exercisable in the event the optionee terminates his employment due to retirement or in the event of a change-in-control of the Company or the Bank. The exercise price may be paid in cash or Common Stock. Under the 1992 Stock Option Plan, the Company may issue replacement options in exchange for previously granted non-statutory options at exercise prices that may be less than the previous exercise price, but may not be less than 85% of the fair market value of the Common Stock on the date such replacement options are granted.

      The term of stock options generally does not exceed 10 years from the date of grant. No incentive stock option granted in connection with the plans is exercisable more than three months after the date on which the optionee ceases to perform services for the Bank or the Company for any reason other than death, disability, retirement, in connection with a change in control, or termination for cause. In the case of the 1992 Stock Option Plan, incentive stock options may be exercised for up to one year in the event of death, disability, retirement or a change-in-control of the Company, and for up to five years in the case of the 1999 Stock Option Plan. However, in the case of the 1992 Stock Option Plan, if an optionee ceases to perform services for the Bank or the Company due to retirement or following a change in control, any incentive stock options exercised more than three months following the date the optionee ceases to perform services shall be treated as a non-statutory stock option as described above. In the case of the 1999 Stock Option Plan, if an optionee ceases to perform services for the Bank or the Company due to disability, any incentive stock options exercised more than one year following the date the optionee ceases to perform services shall be treated as a non-statutory stock option as described above. Incentive stock options exercised by the heirs or devisees of a deceased optionee are eligible for incentive option treatment if the optionee's death occurred while employed or within three months of termination of employment. Options granted under the Directors' Plan expire upon the earlier of 10 years following the date of grant or one year following the date the optionee ceases to be a director.

      Pursuant to the 1992 Stock Option Plan and the 1999 Stock Option Plan, the Compensation and Benefits Committee may grant Limited Rights to employees simultaneously with the grant of any option. A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in cash. Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. Upon the exercise of a Limited Right, the related option will cease to be exercisable. If a Limited Right is granted with and related to an incentive stock option, the Limited Right must satisfy all the restrictions and limitations to which the related incentive stock option is subject.

      The 1999 Stock Option Plan provides for dividend equivalent rights, which may also be granted at the time of the grant of a stock option. Dividend equivalent rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of shares of common stock underlying the unexercised portion of the related options. For these purposes, an extraordinary dividend is defined as any dividend paid on shares of Common Stock where the rate of dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

      The 1999 Stock Option Plan also provides for reload options, which may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the shares he or she has traded in to satisfy the option exercise price. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the previously owned stock at the time it was surrendered to the employer. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

      Shares as to which awards may be granted under the plans, and shares then subject to awards, will be adjusted by the Compensation and Benefits Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company without receipt of payment or consideration by the Company.

      Shares issued upon the exercise of a stock option may be either authorized but unissued shares, or reacquired shares held by the Company as treasury stock. Any shares subject to an award that expires or is terminated unexercised will again be available for issuance under the respective plan. Generally, in the discretion of the Compensation and Benefits Committee, all or any non-qualified stock options granted under a stock option plan may be transferable by the participant but only to the persons or classes of persons determined by the Committee. No other award or any other right or interest therein is assignable or transferable except under limited exceptions set forth in the option plan.

      Set forth below is certain information regarding options granted to the Named Executive Officers during fiscal 2003.

======================================================================================================================
                                           OPTION GRANTS IN LAST FISCAL YEAR
======================================================================================================================
                                                   Individual Grants
----------------------------------------------------------------------------------------------------------------------
                                                                                   Potential Realized Value at Assumed
                                       Percent of Total                                Annual Rates of Stock Price
                                       Options Granted                                 Appreciation for Option Term
                          Options      to Employees in    Exercise    Expiration   -----------------------------------
Name                      Granted          FY 2003          Price        Date            5%(1)                10%(1)
----------------------------------------------------------------------------------------------------------------------
Colin D. Anderson          10,000            50%           $14.25     11/04/2012       $89,617               $227,108
======================================================================================================================

(1) The dollar amounts are based on assumed 5% and 10% annual rates of appreciation in accordance with the proxy statement disclosure requirements of the Securities and Exchange Commission. These amounts should not be viewed as, and are not intended to be, a forecast of possible future appreciation, if any, in the Company's stock price.

      The table below sets forth certain information with respect to options exercised by named executive officers in fiscal 2003.

======================================================================================================================
                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                            FISCAL YEAR-END OPTION VALUES
======================================================================================================================
                                                                 Number of Unexercised        Value of Unexercised
                                                                       Options at            In-The-Money Options at
                                                                    Fiscal Year-End              Fiscal Year-End
                             Shares Acquired       Value        ------------------------------------------------------
       Name                   Upon Exercise       Realized      Exercisable/Unexercisable   Exercisable/Unexercisable
----------------------------------------------------------------------------------------------------------------------
Barry E. Backhaus                  --                $--             24,000/16,000             $201,360 / $134,240
----------------------------------------------------------------------------------------------------------------------
Jon G. Cleghorn                    --                $--             15,000/10,000             $125,850 / $83,900
----------------------------------------------------------------------------------------------------------------------
Steven L. Opsal                    --                $--             21,588/10,000             $125,850 / $83,900
----------------------------------------------------------------------------------------------------------------------
Colin D. Anderson                  --                $--               --/10,000                  $--/ $83,900
======================================================================================================================

      Recognition and Retention Plan. In 1999, the Company established the 1999 Recognition and Retention Plan (the "1999 Recognition Plan"), which was approved by the Company stockholders in October 1999. The Bank provided sufficient funds for the 1999 Recognition Plan to acquire 79,050 authorized-but-unissued shares of Common Stock of the Company.

      Key employees and non-employee directors of the Company and the Bank are eligible to participate in the 1999 Recognition Plan. The plan is intended to provide plan participants with a proprietary interest in the Company in a manner designed to encourage such persons to remain with these entities and to provide further incentives to achieve corporate objectives.

      The non-employee directors of the Company's Compensation and Benefits Committee administer the plan and make awards under the plan. Awards are granted in the form of shares of Common Stock held by the plan. Awards are nontransferable and nonassignable and the shares awarded are earned (i.e., become vested) at a rate or rates determined by the Committee. The Committee members may provide for a less or more rapid earnings rate with respect to awards granted under the plan. Awards become fully vested upon termination of employment due to death or disability. Where an officer terminates employment with the Company or the Bank for any other reason, the officer's nonvested awards will be forfeited.

      When shares become vested, the participants will recognize income equal to the fair market value of the Common Stock at that time. The amount of income recognized by a participant will be a deductible expense for federal income tax purposes for the Company. Under the 1999 Recognition Plan, unvested shares are held by the Company in escrow. Dividends on unvested shares are distributed to participants when paid. In addition, participants have the right to vote the shares awarded to them, whether or not vested.

      Restricted stock awarded under this plan will be adjusted by the Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

      Equity Compensation Plan Disclosure. Set forth below is information as of June 30, 2003 regarding compensation plans under which equity securities of the Company are authorized for issuance.

===================================================================================================================
                                Number of Securities to be
                                  Issued upon Exercise of                                     Number of Securities
                                  Outstanding Options and         Weighted Average          Remaining Available for
             Plan                         Rights                   Exercise Price             Issuance under Plans
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans                 211,130                       $ 10.28                     32,050(1)
approved by stockholders
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans not
approved by stockholders                       --                            --                         --
-------------------------------------------------------------------------------------------------------------------
     Total                                211,130                       $ 10.28                     32,050(1)
===================================================================================================================

(1) Shares available for future issuance pursuant to the 1999 Recognition and Retention Plan and the 1999 Stock Option Plan.

      Deferred Compensation Plan for Directors. In March 1995, the Board of Directors of the Bank adopted a Deferred Compensation Plan for Directors (the "Deferred Plan"), which became effective on January 1, 1995. Pursuant to the Deferred Plan, directors of the Bank may elect to defer all or one-half of their fees received for service on the Board of Directors and on committees of the Board of Directors. The Bank shall credit to a special memorandum account the amounts of any such deferred fees as of the last day of each month. Interest will be paid on such amounts at a rate equal to the average weighted cost of certificates of deposit of the Bank for the previous month. Deferred fees will be paid out upon the death, disability or termination of a director as a director of the Bank. At the election of the director, the distribution may be paid out in a lump sum or in equal monthly installments over a period of ten years, or such shorter period as shall be approved by the Board of Directors.

      Discretionary Profit-Sharing Bonus Plan. In December 1994, the Board of Directors of the Bank established the Bank's Performance Pay Plan pursuant to which substantially all employees of the Bank are eligible for cash payments. In April 1997, the plan was changed to the Bank's Incentive Pay Plan. In January 1999, the plan was changed to a Discretionary Profit-Sharing Bonus Plan with payouts made annually to eligible employees. The total amount available to be disbursed to employees is based upon the profits of the Bank and is calculated using a formula based upon the Bank's return on average assets. The amount each employee can receive is calculated as a percentage of his base salary, with 15% of the eligible amount based upon the employee's tenure and 85% based upon his individual performance as evaluated upon a variety of performance factors. Employees in sales positions participate in the Plan on a limited basis since they also have the opportunity to earn additional income through commissions. For fiscal year 2003, executive management is expected to receive incentive payouts equal to 25.88% of the amount available for all employees, distributed based upon compensation. For fiscal year 2004, a new incentive plan is being implemented that will compensate employees based upon attainment of Bank-wide, department and personal performance goals.

Certain Transactions with the Bank

      Under federal law, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. However, regulations now permit executive officers and directors to receive the same terms through benefit or compensation plans that are widely available to other employees, as long as the director or executive officer is not given preferential treatment compared to the other participating employees. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors. All loans made by First Federal to its officers, directors, and executive officers were made in the ordinary course of business, were made on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

      As of June 30, 2003, the aggregate principal balance of loans outstanding for all Company executive officers and directors, and family members was $923,498.

Executive Compensation

      The following table sets forth for the fiscal years ended June 30, 2003, 2002, and 2001, certain information as to the total remuneration paid by the Bank to the Chief Executive Officer of the Bank and the Company, and each of the other executive officers of the Company who received salary and bonuses that in the aggregate exceeded $100,000 for fiscal year 2003.

===============================================================================================================================
                                             Annual Compensation (1)                 Long-Term Compensation
-------------------------------------------------------------------------------------------------------------------------------
                                                                                      Awards          Payouts
                                                                  Other       -------------------------------
                            Year                                  Annual      Restricted    Options/                   All
       Name and            Ended                    Bonus     Compensation       Stock        SARS      LTIP          Other
  principal position      June 30,     Salary        (3)           (2)        Awards (4)      (#)     Payouts     Compensation
-------------------------------------------------------------------------------------------------------------------------------
Barry E. Backhaus,           2003     $220,712     $48,257        $ --           $ --            --     $ --         $    --
President and Chief          2002      212,333      13,318          --             --            --       --              --
Executive Officer            2001      204,333          --          --             --            --       --              --
-------------------------------------------------------------------------------------------------------------------------------
Jon G. Cleghorn,             2003     $141,033     $30,835        $ --           $ --            --     $ --         $    --
Executive Vice               2002      135,287       8,485          --             --            --       --              --
President and Chief          2001      129,752          --          --             --            --       --              --
Operating Officer
-------------------------------------------------------------------------------------------------------------------------------
Steven L. Opsal,             2003     $127,708     $27,922        $ --           $ --            --     $ --         $    --
Executive Vice               2002      122,525       7,684          --             --            --       --              --
President                    2001      117,492          --          --             --            --       --              --
-------------------------------------------------------------------------------------------------------------------------------
Colin D. Anderson,
Senior Vice President        2003     $ 99,615     $16,340        $ --           $ --        10,000       --         $29,400(5)
and Chief Financial          2002           --          --          --             --            --       --              --
Officer                      2001           --          --          --             --            --       --              --
===============================================================================================================================

----------
(1) The Company does not maintain a deferred compensation plan for employees. Amounts do not include benefits pursuant to the Bank's Pension Plan. See "Benefits."

(2) The Company also provides certain members of senior management with the use of an automobile, membership dues and other personal benefits. The aggregate amount of such other benefits provided to each of the named executive officers did not exceed the lesser of $50,000 or 10% of his cash compensation.

(3) Amounts represent bonuses earned by the executive and accrued as compensation expense by the Company in the fiscal year shown. Amounts are actually paid in the following fiscal year.

(4) Represents the fair value of the restricted stock awards at the date of grant. Awards generally vest over a five-year period. Dividends paid with respect to all shares awarded are paid to the recipient of the award.

(5)   Includes a $25,000 hiring bonus.

Employment Agreements

      The continued success of First Federal depends to a significant degree on the skills and competence of its officers. First Federal has entered into employment agreements with certain of its executive officers, including Barry E. Backhaus, President and Chief Executive Officer; Jon G. Cleghorn, Executive Vice President and Chief Operating Officer; and Steven L. Opsal, Executive Vice President. The employment agreements are intended to assist First Federal in maintaining a stable and competent management base by enabling First Federal to offer protections to designated employees in the event of termination without cause in connection with a change in control, as defined in the employment agreements.

      The employment agreement for each executive officer has a term of 36 months. On each anniversary date, the agreement may be extended for an additional 12 months, so that the remaining term shall be 36 months. If the agreement is not renewed, the agreement will expire 24 months following the anniversary date. Under the agreement, the current Base Salary for Mr. Backhaus (as defined in the agreement) is $224,700; for Mr. Cleghorn - $143,600; and for Mr. Opsal - $130,000. The Base Salary may be increased but not decreased. In addition to the Base Salary, the agreement provides for, among other things, participation in retirement plans and other employee and fringe benefits applicable to executive personnel. The agreement provides for termination by the Bank for cause at any time. In the event the Bank terminates the executive's employment for reasons other than disability, retirement, or for cause, or in the event of the executive's resignation from the Bank (such resignation to occur within the period or periods set forth in the employment agreement) upon (i) failure to re-elect the executive to his or her current offices, (ii) a material change in the executive's functions, duties or responsibilities, or relocation of his or her principal place of employment by more than 30 miles (with respect to Mr. Opsal, this restriction applied only through September 1, 2001), (iii) liquidation or dissolution of the Bank or the Company, (iv) a breach of the agreement by the Bank, or (v) following a change in control of the Bank or the Company, the executive or, in the event of death, his or her beneficiary would be entitled to a cash severance payment equal to 299% of the average of the last five years' compensation. Messrs. Backhaus, Cleghorn and Opsal would receive an aggregate of $723,942, $462,589 and $560,827, respectively, pursuant to the respective employment agreement upon a change in control of the Bank or the Company, based upon current level of compensation. The Bank would also continue the executive's life, health, dental and disability coverage for 36 months from the date of termination. In the event the payments to the executive would include an "excess parachute payment" as defined by the Internal Revenue Code of 1986, as amended (relating to payments made in connection with a change in control), the payments would be reduced in order to avoid having an excess parachute payment.

      Under the agreement, the executive's employment may be terminated upon retirement in accordance with any retirement policy established on behalf of the executive and with his or her consent. Upon the executive's retirement, he or she will be entitled to all benefits available to him or her under any retirement or other benefit plan maintained by the Bank. In the event of the executive's disability for a period of six months, the Bank may terminate the agreement provided that the Bank will be obligated to pay Base Salary for the remaining term of the agreement or one year, whichever is longer, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by the Bank. In the event of the executive's death, the Bank will pay Base Salary to named beneficiaries for one year following death, and will also continue medical, dental, and other benefits to his or her family for one year. The employment agreement provides that, following termination of employment, the executive will not compete with the Bank for a period of one year.

Report of the Compensation and Benefits Committee on Executive Compensation

      Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to its Chief Executive Officer and other executive officers. The Chief Executive Officer and other executive officers did not receive compensation from the Company in fiscal year 2003. Consequently, the compensation discussed in this Compensation Committee Report relates to that provided by the Bank.

      The Compensation and Benefits Committee each December reviews the performance of senior management and approves changes to base compensation, bonuses and benefits for senior management. It is intended that the executive compensation program will enable the Company and the Bank to attract, develop and retain strong executive officers who are capable of maximizing the Company's performance for the benefit of the stockholders. The Committee has adopted a compensation strategy that seeks to provide competitive compensation strongly aligned with the financial performance of the Company and the Bank.

      The Committee uses a peer comparison employing at least two published compensation surveys in determining the salary, bonuses and benefits of senior management. While the Committee weighs a variety of different factors in its deliberations, it has emphasized and will continue to emphasize profitability, return on average assets and earnings per share as factors in setting the compensation of the Chief Executive Officer. In fiscal year 2003, a bonus was earned by executive officers based on those factors. Other non-quantitative factors considered by the Committee in fiscal 2003 included general management oversight of the Company and the Bank, the quality of communication with the Board of Directors, and the productivity of employees. Finally, the Committee considered the standing of the Bank with customers and the community, as evidenced by the level of customer/community complaints and compliments. While each of the quantitative and non-quantitative factors described was considered by the Committee, such factors were not assigned a specific weighting in evaluating the performance of the Chief Executive Officer.

      After evaluating the foregoing factors, the Committee granted a 4.03% increase in the base salary of the Chief Executive Officer for calendar year 2003.

      This report has been provided by the Compensation and Benefits Committee.

             David S. Clay                      Arlene T. Curry
             Gary L. Evans, Chairman            David Van Engelenhoven

Stock Performance Graph

      Set forth below is a stock performance graph comparing the yearly cumulative total return on the Company's Common Stock with (a) the yearly cumulative total return on stocks included in the Nasdaq National Market Index, and (b) the yearly cumulative total return on stocks included in the SNL Bank Index. The cumulative total return on the Company's common stock was computed assuming the reinvestment of dividends at the frequency rate with which dividends were paid during the period shown, and reflects the exchange of
1.64696 shares of Company Common Stock for each share of Bank common stock in April 1999. The information presented below is for the period beginning on June 30, 1998 and ending on June 30, 2003.

      There can be no assurance that the Company's stock performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.

                                  [LINE CHART]

----------------------------------------------------------------------------------------------------------------
                                      6/30/98       6/30/99      6/30/00      6/30/01       6/30/02      6/30/03
----------------------------------------------------------------------------------------------------------------
First Federal Bankshares, Inc.         100.00        45.03        38.13         63.24        68.99        92.34
Nasdaq National Market                 100.00       141.77       209.33        114.03        77.23        85.65
SNL Bank Index                         100.00       104.72        84.64        107.87       102.45       104.02
----------------------------------------------------------------------------------------------------------------

                    PROPOSAL II - RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

      The Company's independent auditors for the fiscal year ended June 30, 2003 were KPMG LLP. The Company's Board of Directors has appointed McGladrey & Pullen, LLP to serve as independent auditors for the Company for the fiscal year ending June 30, 2004, subject to ratification of such appointment by the stockholders. Representatives of KPMG LLP are expected to attend the Meeting. They will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Meeting. Representatives of McGladrey & Pullen, LLP are not expected to attend the Meeting.

      Set forth below is certain information concerning aggregate fees billed for professional services rendered by KPMG LLP during fiscal year 2003:

      Audit Fees                         $108,200
      Audit-related Fees                   17,500
      Tax Fees                             34,630
      All Other Fees                           --

      The Audit Committee has considered whether the provision of non-audit services, which relate primarily to tax services rendered, was compatible with maintaining KPMG LLP's independence. The Audit Committee concluded that performing such services did not affect KPMG LLP's independence in performing its function as auditor of the Company.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF MCGLADREY & PULLEN, LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 2004.

              PROPOSAL III--AMENDMENT OF THE 1999 STOCK OPTION PLAN

      The Board of Directors of the Company adopted the 1999 Stock Option Plan (the "Option Plan"), which was approved by stockholders of the Company at the Annual Meeting of Stockholders held on October 21, 1999. The Company was formed in connection with the mutual-to-stock conversion of the Bank's mutual holding company, which was completed in April 1999. Under the then applicable regulations of the Office of Thrift Supervision (the "OTS"), stock benefit plans such as the Option Plan established or implemented within one year following the completion of such a mutual-to-stock conversion and stock offering were required to contain certain restrictions and limitations. Specifically, the OTS regulations provided, among other provisions, that awards granted pursuant to such plans begin vesting no earlier than one year from the date the plans were approved by stockholders, not vest at a rate in excess of 20% per year, and not provide for accelerated vesting except in the case of disability or death, unless then authorized by regulation or not otherwise prohibited by law or regulation. The Option Plan provides that in the event of a change in control of the Company or retirement of the recipient (as defined), vesting of awards would accelerate if, as of such date, such treatment is either authorized or not prohibited by applicable law and regulations. The then applicable OTS regulations authorized the elimination of these provisions more than one year after a conversion, provided that stockholder approval of such amendments to the Option Plan is obtained. OTS regulations currently in effect are substantially similar to those in effect when the Option Plan was adopted except current OTS regulations would also permit accelerated vesting on a change in control if a plan is adopted within one year of a mutual-to-stock conversion and stock offering.

      The Board of Directors of the Company has adopted amendments to the Option Plan, subject to approval by the stockholders, in order to remove the restrictions described above and to provide that new awards shall vest at the rate determined by the Board or the administering committee and that both existing and new awards shall accelerate and vest upon a change in control of the Company or upon retirement, as defined in the Option Plan. These amendments are consistent with the Company's intentions when it originally adopted the Option Plan. OTS policy requires that these amendments be presented to stockholders more than one year after a mutual-to-stock conversion. These amendments do not increase the number of shares reserved for issuance under the Option Plan or change the vesting schedule or terms of outstanding awards under the Option Plan other than to accelerate the vesting upon a change in control or retirement. In the event these amendments to the Option Plan are not approved by stockholders, the vesting of existing awards will not accelerate in the event of a change in control or retirement (unless authorized at such time or not prohibited by applicable laws or regulations), and the other provisions of the Option Plan will remain in effect as originally adopted. Although management has in the past and may in the future engage in discussions concerning potential mergers with other financial institutions, there are currently no understandings or agreements with third parties that would result in a change of control of the Company.

      The Option Plan was adopted by the Company to attract and retain qualified personnel in key positions, provide officers and employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Option Plan is also designed to retain qualified directors for the Company. The Option Plan provides for the grant of incentive stock options intended to comply with the requirements of Section 422 of the Code, non-statutory stock options, reload options, dividend equivalent rights and limited stock appreciation rights. Awards are available for grant to non-employee directors and key employees of the Company and any subsidiaries, except that non-employee directors are eligible to receive only awards of non-statutory stock options, dividend equivalent rights and reload options.

      The Option Plan is administered and interpreted by a committee of the Board of Directors ("Committee") consisting of either (i) at least two non-employee directors of the Company, or (ii) the entire Board of Directors of the Company.

      Under the Option Plan, the Board of Directors or the Committee determines which officers, key employees and non-employee directors will be granted options, reload options, dividend equivalent rights and limited stock appreciation rights, whether such options will be incentive or non-statutory options (in the case of options granted to employees), the number of shares subject to each option, the exercise price of each option, whether such options may be exercised by delivering other shares of Common Stock and when such options become exercisable. The per share exercise price of a stock option shall be at least equal to the fair market value of a share of Common Stock on the date the option is granted.

      As of June 30, 2003, options to purchase 211,130 shares of Common Stock have been granted and are outstanding under the Option Plan and 25,600 shares remain available for future grant under the Option Plan. Previously granted awards under the Option Plan will vest at the rate of 20% per year over five years unless accelerated pursuant to the terms of the amended and restated Option Plan. The proposed amendment to the Option Plan will not affect the number of options previously granted nor change the vesting schedule of outstanding awards under the Option Plan but will provide that outstanding awards as well as newly granted awards will accelerate in certain circumstances as described above.

      A copy of the Amended and Restated 1999 Stock Option Plan is attached hereto as Appendix A.

      The Board of Directors recommends that stockholders vote "FOR" adoption of the amendment to the 1999 Stock Option Plan to provide that any future awards granted thereunder may vest at the rate determined by the Board of Directors or the Committee and that both existing and future awards will accelerate under certain circumstances.

        PROPOSAL IV--AMENDMENT OF THE 1999 RECOGNITION AND RETENTION PLAN

      The Board of Directors of the Company adopted the 1999 Recognition and Retention Plan (the "Recognition Plan"), which was approved by stockholders of the Company at the Annual Meeting of Stockholders held on October 21, 1999. The Company was formed in connection with the mutual-to-stock conversion of the Bank's mutual holding company, which was completed in April 1999. Under the then applicable regulations of the OTS, stock benefit plans such as the Recognition Plan established or implemented within one year following the completion of such a mutual-to-stock conversion and stock offering were required to contain certain restrictions and limitations. Specifically, the OTS regulations provided, among other provisions, that awards granted pursuant to such plans begin vesting no earlier than one year from the date the plans were approved by stockholders, not vest at a rate in excess of 20% per year, and not provide for accelerated vesting except in the case of disability or death, unless then authorized by regulation or not otherwise prohibited by law or regulation. The Recognition Plan provides that in the event of a change in control of the Company or retirement of the recipient (as defined), vesting of awards would accelerate if, as of such date, such treatment is either authorized or not prohibited by applicable law and regulations. The then applicable OTS regulations authorized the elimination of these provisions more than one year after a conversion, provided that stockholder approval of such amendments to the Recognition Plan is obtained. OTS regulations currently in effect are substantially similar to those in effect when the Recognition Plan was adopted except current OTS regulations would also permit accelerated vesting on a change in control if a plan is adopted within one year of a mutual-to-stock conversion and stock offering.

      The Board of Directors of the Company has adopted amendments to the Recognition Plan, subject to approval by the stockholders, in order to remove the restrictions described above and to provide that new awards shall vest at the rate determined by the Board or the administering committee and that both existing and new awards shall accelerate and vest upon a change in control of the Company or upon retirement, as defined in the Recognition Plan. These amendments are consistent with the Company's intentions when it originally adopted the Recognition Plan. OTS policy requires that these amendments be presented to stockholders more than one year after a mutual-to-stock conversion. These amendments do not increase the number of shares reserved for issuance under the Recognition Plan or change the vesting schedule or terms of outstanding awards under the Recognition Plan other than to accelerate the vesting upon a change in control or retirement. In the event these amendments to the Recognition Plan are not approved by stockholders, the vesting of existing awards will not accelerate in the event of a change in control or retirement (unless authorized at such time or not prohibited by applicable laws or regulations), and the other provisions of the Recognition Plan will remain in effect as originally adopted. Although management has in the past and may in the future engage in discussions concerning potential mergers with other financial institutions, there are currently no understandings or agreements with third parties that would result in a change of control of the Company.

      The Recognition Plan was adopted by the Company to attract and retain qualified personnel in key positions, provide officers and employees with a proprietary interest in the Company as an incentive to contribute to the success of the Company and reward key employees for outstanding performance. The Recognition Plan is also designed to retain qualified directors for the Company. Officers, key employees and non-employee directors of the Company and its subsidiaries who are selected by the Board of Directors of the Company or members of the administering committee appointed by the Board are eligible to receive restricted stock awards under the Recognition Plan.

      The Recognition Plan is administered and interpreted by a committee of the Board of Directors ("Committee") consisting of either (i) at least two non-employee directors of the Company, or (ii) the entire Board of Directors of the Company.

      Under the Recognition Plan, the Board of Directors or the Committee determines which officers, key employees and non-employee directors will be granted restricted stock awards, the number of shares subject to each award and the vesting schedule of such awards.

      As of June 30, 2003, restricted stock awards for 72,600 shares have been granted under the Recognition Plan and 6,450 shares are available for future grant under the Recognition Plan. Previously granted awards under the Recognition Plan will vest at the rate of 20% per year over five years. The proposed amendments to the Recognition Plan will not affect the number of shares previously granted nor change the vesting schedule of outstanding awards under the Recognition Plan but will provide that outstanding awards as well as newly granted awards will accelerate in certain circumstances as described above.

      A copy of the Amended and Restated 1999 Recognition and Retention Plan is attached hereto as Appendix B.

      The Board of Directors recommends that stockholders vote "FOR" adoption of the amendments to the 1999 Recognition and Retention Plan to provide that any future awards granted thereunder may vest at the rate determined by the Board of Directors or the Committee and that both existing and future awards will accelerate under certain circumstances.

                              STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in the Company's proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at the Company's office located at 329 Pierce Street, Sioux City, Iowa 51101 no later than May 27, 2004. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934.

                 ADVANCE NOTICE OF BUSINESS TO BE BROUGHT BEFORE
                                AN ANNUAL MEETING

      The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, describe briefly the proposed business, the reasons for bringing the business before the annual meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

      The date on which next year's annual meeting of stockholders is expected to be held is October 28, 2004. Accordingly, advance written notice for certain business, or nominations to the Board of Directors, to be brought before the next Annual Meeting must be given to the Company by July 30, 2004. If notice is received after July 30, 2004, it will be considered untimely, and the Company will not be required to present the matter at the stockholders meeting.

                                 OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement.
However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

      The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.

      A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JUNE 30, 2003, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO SUZETTE F. HOEVET, SECRETARY, FIRST FEDERAL BANKSHARES, INC., 329 PIERCE STREET, SIOUX CITY, IOWA 51101 OR CALL
(712) 277-0200.

Sioux City, Iowa
September 24, 2003

                                                                      Appendix A

                         FIRST FEDERAL BANKSHARES, INC.

                              AMENDED AND RESTATED

                             1999 STOCK OPTION PLAN

1.    Purpose

      The purpose of the First Federal Bankshares, Inc. Amended and Restated 1999 Stock Option Plan (the "Plan") is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of First Federal Bankshares, Inc. (the "Company") and its Affiliates, including First Federal Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

2.    Definitions

      The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

      "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

      "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Limited Rights, Reload Options and/or Dividend Equivalent Rights granted under the provisions of the Plan.

      "Bank" means First Federal Bank, or a successor corporation.

      "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

      "Board" or "Board of Directors" means the board of directors of the Company or its Affiliate, as applicable.

      "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

      "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or
(b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Committee" means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

      "Common Stock" means shares of the common stock of the Company, par value $0.01 per share.

      "Company" means First Federal Bankshares, Inc. or a successor corporation.

      "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

      "Date of Grant" means the actual date on which an Award is granted by the Committee.

      "Director" means a member of the Board.

      "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

      "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 10 hereof.

      "Effective Date" means initially October 21, 1999, the date the Plan was initially approved by the Company's stockholders. The Effective Date of the amended and restated Plan shall be the date on which this amendment and restatement is approved by the Company's stockholders.

      "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published by the Wall Street Journal, if published) on the day prior to such date, or if the Common Stock was not traded on the day prior to such date, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

      "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to
Section 9.

      "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

      "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 10.

      "Non-Statutory Stock Option" means an Option granted by the Committee to
(i) an Outside Director or (ii) to any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in
Section 422 of the Code and the regulations thereunder.

      "Non-Employee Director" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

      "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 60 years of age and maintaining at least 10 years of Continuous Service.

      "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

      "Option" means an Award granted under Section 8 or Section 9.

      "Participant" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an award under the Plan.

      "Reload Option" means an option to acquire shares of Common Stock equivalent to the shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 20.

      "Right" means a Limited Right or a Dividend Equivalent Right.

      "Termination for Cause" means the termination of employment or termination of service on the Board caused by the individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

3.    Plan Administration Restrictions

      The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

      All transactions involving a grant, award or other acquisition from the Company shall:

      (a) be approved by the Company's full Board or by the Committee;

      (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

      (c) result in the acquisition of an Option or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

4.    Types of Awards

      Awards under the Plan may be granted in any one or a combination of: (a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights;
(d) Dividend Equivalent Rights; and (e) Reload Options.

5.    Stock Subject to the Plan

      Subject to adjustment as provided in Section 18, the maximum number of shares reserved for issuance under the Plan is 263,500 shares. To the extent that Options or Rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Rights granted under the Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

6.    Eligibility

      Key Employees of the Company and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights, Reload Options and/or Dividend Equivalent Rights under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, Dividend Equivalent Rights and Reload Options under the Plan.

7.    General Terms and Conditions of Options and Rights

      The Committee shall have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and/or Rights and to provide the terms and conditions (which need not be identical among Participants) thereof. In particular, the Committee shall prescribe the following terms and conditions: (i) the Exercise Price of any Option or Right, which shall not be less than the Fair Market Value per share on the Date of Grant, (ii) the number of shares of Common Stock subject to, and the expiration date of, any Option or Right, which expiration date shall not exceed ten years from the Date of Grant, (iii) the manner, time and rate (cumulative or otherwise) of exercise of such Option or Right, and (iv) the restrictions, if any, to be placed upon such Option or Right or upon shares of Common Stock which may be issued upon exercise of such Option or Right.

8.    Non-Statutory Stock Options

      The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors, and, upon such terms and conditions as the Committee may determine, grant Non-Statutory Stock

Options in exchange for and upon surrender of previously granted Awards under the Plan. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section 8.

      (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

      (b) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock of the Company on the Date of Grant. Shares may be purchased only upon full payment of the purchase price in one or more of the manners set forth in Section 14 hereof, as determined by the Committee.

      (c) Vesting. A Non-Statutory Stock Option granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. No Options shall become vested in a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein.

      (d) Exercise of Options. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash or shares of Common Stock at the Fair Market Value of such shares, determined on the exercise date in the manner described in Section 2 hereof. If previously acquired shares of Common Stock are tendered in payment of all or part of the exercise price, the value of such shares shall be determined as of the date of such exercise.

      (e) Term of Options. The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years and one day from the Date of Grant.

      (f) Amount of Awards. Non-Statutory Stock Options may be granted to any Key Employee or Outside Director in such amounts as determined by the Committee. In granting Non-Statutory Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibility of the Key Employee or Outside Director, the length and value of his service to the Bank, the Company or the Affiliate, the compensation paid to the Key Employee or Outside Director, and the Committee's evaluation of the performance of the Bank, the Company or the Affiliate, according to measurements that may include, among others, key financial ratios, level of classified assets and independent audit findings.

      (g) Termination of Employment or Service. Upon the termination of a Key Employee's employment or upon termination of an Outside Director's service for any reason other than death, Disability, Termination for Cause, Normal Retirement or in connection with a Change in Control, the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for one year following termination. In the event of Termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Participant's termination of service or employment due to death, Disability, Normal Retirement or in connection with a Change in Control, all Non-Statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representative or beneficiaries for five years following the date of such termination of employment or cessation of service, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term.

      (h) Transferability. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

9.    Incentive Stock Options

      The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

      (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

      (b) Price. Subject to Section 18 of the Plan and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price in one or more of the manners set forth in Section 14 hereof, as determined by the Committee.

      (c) Vesting. Incentive Stock Options granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. No Option shall become vested in a Participant unless the Participant maintains continuous service until the vesting date of such Option, except as set forth herein.

      (d) Exercise of Options. Vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company or his designee. Such notice is irrevocable and must be accompanied by full payment of the exercise price in cash or shares of Common Stock at the Fair Market Value of such shares determined on the exercise date by the manner described in Section 2.

      The Option comprising each installment may be exercised in whole or in part at any time after such installment becomes vested, provided that the amount able to be first exercised in a given year is consistent with the terms of
Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

      (e) Amount of Awards. Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings.

      (f) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

      (g) Termination of Employment. Upon the termination of a Key Employee's service for any reason other than Disability, death, Termination for Cause, Normal Retirement or in connection with a Change in Control, the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination and only for a period of three months following termination. In the event of Termination for Cause all rights under the Incentive Stock Options shall expire upon termination.

      Upon termination of a Key Employee's employment due to death, Disability, Normal Retirement or in connection with a Change in Control, all Incentive Stock Options held by such Key Employee, whether or not exercisable at such time, shall be exercisable for a period of five years following the date of his cessation of employment, provided however, that any such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability; and provided further, in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three (3) months of termination of employment. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

      (h) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

      (i) Compliance with Code. The options granted under this Section 9 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

10.   Limited Rights

      The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Bank, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

      (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control of the Company.

      The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

      Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

      (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Company an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised.

11.   Dividend Equivalent Rights

      Simultaneously with the grant of any Option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

      (a) Terms of Rights. The Dividend Equivalent Right provides the Participant with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in Section 11(c)) per share of Common Stock declared by the Company. The terms and conditions of any Dividend Equivalent Right shall be evidenced in the Option agreement entered into with the Participant and shall be subject to the terms and conditions of the Plan. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

      (b) Payment. Upon the payment of an extraordinary dividend, the Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Company or the Bank the amount of cash equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to Options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right together with earnings thereon, on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 20.

      (c) Extraordinary Dividend. For purposes of this Section 11, an extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Company's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

12.   Reload Option

            Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 14(c) below). The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Company for payment of a Participant's withholding tax under Section 20. A Reload Option is subject to all of the same terms and conditions as the original Option except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

13.   Surrender of Option

      In the event of a Participant's termination of employment or termination of service as a result of death, Disability, Normal Retirement or in connection with a Change in Control, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Company accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Company is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

14.   Alternate Option Payment Mechanism

      The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

      (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

      (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Participant can give the Company written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Company.

      (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention
Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

15.   Rights of a Stockholder

      A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate his services as an officer, director or employee at any time.

16.   Agreement with Participants

      Each Award of Options, Reload Options, Limited Rights and/or Dividend Equivalent Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities laws.

17.   Designation of Beneficiary

      A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Reload Options, Limited Rights or Dividend Equivalent Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

18.   Dilution and Other Adjustments

      In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

      (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

      (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

      (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

      No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

19.   Effect of a Change in Control on Option Awards

      In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

      (a) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of
Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options; or

      (b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, make or to provide for a cash payment to the Participants equal to the difference between (1) the Merger Price times the number of shares of Common Stock subject to such Options held by each Participant (to the extent then exercisable at prices not in excess of the Merger Price) and (2) the aggregate exercise price of all such surrendered Options.

20.   Withholding

      There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of any federal or state taxes, including payroll taxes, that are required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

21.   Amendment of the Plan

      The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award. Any amendment or modification of the Plan or an outstanding Award under the Plan shall be approved by the Committee or the full Board of the Company.

22.   Effective Date of Plan

      The Plan shall become effective upon the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

23.   Termination of the Plan

      The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

24.   Applicable Law

      The Plan will be administered in accordance with the laws of the State of Delaware.

      IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of ________________, 2003.

Date Approved by Stockholders:______________________________

Effective Date:_____________________________________________

ATTEST:                                    FIRST FEDERAL BANKSHARES, INC.


__________________________                 _____________________________________
Secretary                                  Barry E. Backhaus
                                           President and Chief Executive Officer

                                                                      Appendix B

                         FIRST FEDERAL BANKSHARES, INC.

                              AMENDED AND RESTATED

                       1999 RECOGNITION AND RETENTION PLAN

1.    Establishment of the Plan

      First Federal Bankshares, Inc. (the "Company") hereby establishes the First Federal Bankshares, Inc. Amended and Restated 1999 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

2.    Purpose of the Plan

      The purpose of the Plan is to advance the interests of the Company and its stockholders by providing Key Employees and Outside Directors of the Company and its Affiliates, including First Federal Bank, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with compensation for their contributions to the Company and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.    Definitions

      The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

      "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company or the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

      "Award" means the grant by the Committee of Restricted Stock, as provided in the Plan.

      "Bank" means First Federal Bank, or a successor corporation.

      "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

      "Board" or "Board of Directors" means the Board of Directors of the Company or an Affiliate, as applicable. For purposes of Section 4 of the Plan, "Board" shall refer solely to the Board of the Company.

      "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

      "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Company within the meaning of the Home Owners Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or
(iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person"

(as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or the Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

      "Code" means the Internal Revenue Code of 1986, as amended.

      "Committee" means a Committee of the Board consisting of either (i) at least two Non-Employee Directors of the Company, or (ii) the entire Board of the Company.

      "Common Stock" means shares of the common stock of the Company, par value $0.01 per share.

      "Company" means First Federal Bankshares, Inc., the stock holding company of the Bank, or a successor corporation.

      "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

      "Director" means a member of the Board.

      "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

      "Effective Date" means initially October 21, 1999, the date the Plan was initially approved by the Company's stockholders. The Effective Date of the amended and restated Plan shall be the date on which this amendment and restatement is approved by the Company's stockholders.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "Key Employee" means any person who is currently employed by the Company or an Affiliate who is chosen by the Committee to participate in the Plan.

      "Non-Employee Director" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or
(d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

      "Normal Retirement" means for a Key Employee, retirement at the normal or early retirement date set forth in the Bank's Employee Stock Ownership Plan, or any successor plan. Normal Retirement for an Outside Director means a cessation of service on the Board of Directors for any reason other than removal for Cause, after reaching 60 years of age and maintaining at least 10 years of Continuous Service.

      "Outside Director" means a Director of the Company or an Affiliate who is not an employee of the Company or an Affiliate.

      "Recipient" means a Key Employee or Outside Director of the Company or its Affiliates who receives or has received an Award under the Plan.

      "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

      "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4.    Administration of the Plan

      (a) Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

      (b) Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6(b), the Board may not revoke any Award except in the event of revocation for Cause.

      (c) Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

            (i) be approved by the Company's full Board or by the Committee;

            (ii) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

            (iii) result in the acquisition of Common Stock that is held by the Recipient for a period of six months following the date of such acquisition.

      (d) Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.    Eligibility; Awards

      (a) Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

      (b) Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in Section 5(a) will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank's Charter and Bylaws, the Company's Certificate of Incorporation and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 79,050. The shares with respect to which Awards may be made under the Plan may be either authorized but unissued shares or issued shares reacquired and held as treasury shares.

      In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

      In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Bank and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

      No Restricted Stock shall vest unless the Recipient maintains Continuous Service with the Bank or an Affiliate until the restrictions lapse.

      (c) Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5(b) to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

      (d) Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.    Terms and Conditions of Restricted Stock

      The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6(a) through 6(h), to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

      (a) General Rules. Restricted Stock shall vest in a Recipient at the rate or rates determined by the Committee. No shares shall vest in any year in which the Bank is not meeting all of its fully phased-in capital requirements. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period.

      (b) Continuous Service; Forfeiture. Except as provided in Section 6(c), if a Recipient ceases to maintain Continuous Service for any reason (other than death, Disability, Normal Retirement or Change in Control), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6(a) shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

      (c) Exception for Termination Due to Death, Disability, Normal Retirement or Change in Control. Notwithstanding the general rule contained in Section 6(a), Restricted Stock awarded to a Recipient whose employment with the Company or an Affiliate or service on the Board terminates due to death, Disability, Normal Retirement or Change in Control shall be deemed to vest as of the Recipient's last day of employment with the Company or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director, shall not be deemed to vest until both employment and service as a Director have been terminated.

      (d) Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet vested, in the case of a Key Employee whose employment is terminated by the Company or an Affiliate or an Outside Director whose service is terminated by the Company or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

      (e) Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the First Federal Bankshares, Inc. Amended and Restated 1999 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of First Federal Bankshares, Inc., 329 Pierce Street, Sioux City, Iowa 51102."

      (f) Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has vested, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet vested shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6(e) and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are vested. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet vested shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been issued but not awarded, or that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

      (g) Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

      (h) Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6(a), the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6(b) applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5(c) and the shares represented by such certificate(s) shall be free of the restrictions referred to Section 6(a).

7.    Adjustments upon Changes in Capitalization

      In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6(e).

8.    Assignments and Transfers

      No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.    Key Employee Rights under the Plan

      No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Bank or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Bank or any Affiliate.

10.   Outside Director Rights under the Plan

      Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Bank or any Affiliate.

11.   Withholding Tax

      Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental income and that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.   Amendment or Termination

      The Board of the Company may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan shall be approved by the Committee, or the full Board of the Company.

13.   Governing Law

      The Plan shall be governed by the laws of the State of Delaware.

14.   Term of Plan

      The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or
(ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

      IN WITNESS WHEREOF, the Company has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ____ day of ________________, 2003.

Date Approved by Shareholders:_________________________

Effective Date:________________________________________

ATTEST:                                    FIRST FEDERAL BANKSHARES, INC.


_____________________________              _____________________________________
Secretary                                  Barry E. Backhaus
                                           President and Chief Executive Officer

                                 REVOCABLE PROXY

                         FIRST FEDERAL BANKSHARES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                October 30, 2003

      The undersigned hereby appoints the official proxy committee consisting of the members of the Board of Directors of First Federal Bankshares, Inc. (the "Company") who are not named as nominees below, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company that the undersigned is entitled to vote at the 2003 Annual Meeting of Stockholders ("Meeting") to be held at the Sioux City Convention Center, 801 4th Street, Sioux City, Iowa, at 9:00 a.m. (Iowa time) on October 30, 2003. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                                        VOTE
                                                         FOR          WITHHELD
                                                         ---          --------

1.    The election as directors of all nominees          |_|            |_|
      listed below (except as marked to the
      contrary below) for the respective terms specified in the proxy statement:

      Jon G. Cleghorn
      Steven L. Opsal
      David Van Engelenhoven

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the line(s) below.

_______________________________

_______________________________

_______________________________

                                                     FOR      AGAINST    ABSTAIN
                                                     ---      -------    -------

2.    The ratification of the appointment of
      McGladrey & Pullen, LLP as auditors for the
      fiscal year ending June 30, 2004.              |_|         |_|        |_|

3.    The approval of the amendment of the 1999
      Stock Option Plan.                             |_|         |_|        |_|

4.    The approval of the amendment of the 1999
      Recognition and Retention Plan.                |_|         |_|        |_|

The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3 and 4.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated September 24, 2003, and audited financial statements.

Dated:__________________________             |_| Check Box if You Plan to Attend
                                                 Annual Meeting


_____________________________________        ___________________________________
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


_____________________________________        ___________________________________
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

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           Please complete and date this proxy and return it promptly in the enclosed postage-prepaid envelope.

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